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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 9, 2001
                Date of Report (Date of earliest event reported)


                           TOYMAX INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                      0-23215                        11-3391335
(State or other jurisdiction       (Commission File Number)          (IRS Employer
      of incorporation)                                          Identification Number)




                              125 E. BETHPAGE ROAD
                            PLAINVIEW, NEW YORK 11803
                    (Address of principal offices) (Zip Code)


                                 (516) 391-9898
              (Registrant's telephone number, including area code)



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Item 5.  OTHER EVENTS

         William A. Johnson, Jr., Chief Financial Officer of Toymax International, Inc.'s relationship terminated with the Company on Monday, November 5, 2001. Pending finalization of the terms of employment, the Company intends to appoint Michael Sabatino, who was the partner in charge of the Company's account at BDO Siedman, LLP the Company's Auditor, as its Chief Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TOYMAX INTERNATIONAL, INC.

Date:  November 9, 2001
                                         By: /S/  STEVEN A. LEBENSFELD
                                             ----------------------------------
                                               Name:  Steven A. Lebensfeld
                                               Title:  Chief Executive Officer